UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 6, 2004
(Date of earliest event reported)

OWENS CORNING
(Exact name of Registrant as specified in its charter)

Delaware	1-3660	34-4323452
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Owens Corning Parkway
Toledo, Ohio 43659
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (419) 248-8000

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

Exhibit
Number             Description

  99                     Press Release of Owens Corning dated February 6, 2004, reporting Owens Corning´s financial results for the fourth quarter of 2003 and for the year ended December 31, 2003.

ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 6, 2004, Owens Corning issued a press release announcing its financial results for the fourth quarter of 2003 and for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Owens Corning has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

Date: February 12, 2004	By: /s/ Stephen K. Krull
Name: Stephen K. Krull
Title: Senior Vice President,
General Counsel and
Secretary

EXHIBIT INDEX

Exhibit
Number            Description

  99                     Press Release of Owens Corning dated February 6, 2004, reporting Owens Corning’s financial results for the fourth quarter of 2003 and for the year ended December 31, 2003.